SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 14, 2007
                               AMIS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)




        DELAWARE                   000-50397                     51-0309588

 (State or other              (Commission File Number)         (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)

 2300 BUCKSKIN ROAD, POCATELLO, IDAHO                           83201
(Address of Principal Executive Offices)                      (Zip Code)

                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 7.01 REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of the Registrant's announcement regarding an update to forward-looking statements relating to the second quarter of 2006 as presented in a press release of June 14, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
-----------       -----------
99.1              Press Release Dated June 14, 2007



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMIS HOLDINGS, INC.

Date: June 14, 2007                         By: /s/ David A. Henry
                                               -----------------------------
                                            Name: David A. Henry
                                            Title: Senior Vice President and
                                               Chief Financial Officer